                        WINDY HILL PET FOOD COMPANY, INC.
               Two Maryland Farms, Suite 301 o Brentwood, TN 37027


                                                  April 29, 1996


Bruckmann, Rosser, Sherrill & Co., Inc.
126 East 56th Street
New York, NY 10022
Attention: Mr. Stephen C. Sherrill

Dear Mr. Sherrill:

            In connection with certain services performed by Bruckmann, Rosser, Sherrill & Co., Inc. ("BRS & Co.") to facilitate the acquisition of certain assets by Windy Hill Pet Food Company, Inc. (the "Company") pursuant to the Asset Purchase Agreement dated April 17, 1996 among the Company, Windy Hill Pet Food Holdings, Inc. and Star-Kist Foods, Inc. (the "Acquisition"), the Company hereby agrees with BRS & Co. as follows:

            In consideration of the general management, financial and other corporate advisory services rendered by BRS & Co. prior to the date hereof in connection with the Acquisition and the contemporaneous financing thereof, the Company agrees to pay BRS & Co. $500,000 on the fifth anniversary of the date hereof; provided, that in the event of (i) a Change in Control (as defined in the Credit Agreement), (ii) a sale of all or substantially all of the assets of the Company (whether pursuant to an asset sale, a sale of capital stock, a merger, or otherwise) or (iii) the consummation of an initial public offering of the Company's capital stock, or, at the option of BRS & Co., such payment may be accelerated by BRS & Co.

            The payment of the fee hereunder is subject in all respects to the terms and provisions of the Credit Agreement dated as of the date hereof
(the "Credit Agreement") by and among NationsBank of Tennessee, N.A. ("NationsBank"), the Company, Holdings and the lenders party thereto and the Intercreditor and Subordination Agreement dated as of the date hereof by and among the Company, BRS & Co., NationsBank, PNC Capital Corp and Dartford Partnership L.L.C.

            This letter agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


                              *    *    *    *    *

            The terms of this letter agreement shall be governed by the internal laws, and not the laws of conflicts, of the State of New York.

                                       WINDY HILL PET FOOD COMPANY, INC.



                                       By: /s/ Ray Chung
                                           -------------------------------------
                                           Name:
                                           Title:


Accepted and agreed:

BRUCKMANN, ROSSER, SHERRILL & CO., INC.


By: ___________________________________
    Name:
    Title:

            The terms of this letter agreement shall be governed by the internal laws, and not the laws of conflicts, of the state of New York.

                                       WINDY HILL PET FOOD COMPANY, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


Accepted and agreed:

BRUCKMANN, ROSSER, SHERRILL & CO., INC.


By: /s/ S. Sherrill
    -----------------------------------
    Name:
    Title: